EXHIBIT 10.5

                               SECURITY AGREEMENT
                            (EQUIPMENT AND INVENTORY)

         THIS SECURITY AGREEMENT is dated as of October 15, 2002, and is entered into by and between James W. Shires and Scott Crawford (together, "Lender"), and Yamhill Valley Vineyards, Inc. ("Borrower").

         1. Grant of Security Interest. To secure the payment when due of any and all amounts due or to become due to Lender from Borrower under the loan granted by Lender to Borrower pursuant to that certain Promissory Note from Borrower to Lender of even date herewith (the "Note"), Borrower does hereby grant, pledge, assign, transfer and set over unto Lender a security interest in Borrower's right, title and interest in and to the following-described property (the "Collateral"): all inventory and all equipment, furniture and fixtures now owned or hereafter acquired by Borrower located on the real property described on Exhibit A, including all proceeds and insurance proceeds of the foregoing. By signing this Security Agreement), Borrower authorizes the filing of an initial financing statement, and an amendment, covering the Collateral. Lender may cause such statements to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve Lender's security interest.

         2. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

                  2.1 Title to Collateral. Borrower is owner of all right, title and interest in and to the Collateral, free and clear of all liens, claims, encumbrances and rights of others, except for the security interest granted to Lender hereby and the security interests of U.S. Bank National Association and Farmer Mac (together, "Superior Secured Parties").

                  2.2 Other Agreements. The execution and performance of this Agreement will not violate any provision of any applicable law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of Borrower pursuant to the terms of, or constitute a default under, and other indenture, contract, mortgage, deed of trust or other agreement or instrument to which Borrower is a party or by which it is bound.

                  2.3 Binding Effect. This Agreement constitutes a valid obligation of Borrower which is binding and enforceable against Borrower in accordance with its terms.

                  2.4 Legal Proceedings. There is no action, suit or proceeding pending or, to the knowledge of Borrower, threatened, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which might result in any materially adverse change in Borrower's title to any of the Collateral or its financial condition or operations, or which would involve the probability of any judgment or liability not fully covered by insurance.


                          PAGE 1 -- SECURITY AGREEMENT

                  2.5 Compliance with Laws. Borrower complied with all laws, regulations, and orders of which Borrower has knowledge and which affect in any material respect Borrower's right to carry on its operations, perform its obligations under this Agreement or meet its obligations in the ordinary course of business.

                  2.6 Outstanding Debt. There exists no default under the provisions of any instrument evidencing any indebtedness of Borrower or of any agreement relating thereto.

                  2.7 Rights of Lender. All rights of Lender hereunder are subordinate to the rights of the Superior Secured Parties and shall be subject to the rights of the Superior Secured Parties.

                  2.8 Familiarity with Terms. Borrower is fully familiar with all of the covenants, terms and conditions of this Agreement.

         3.       Affirmative Covenants.

                  3.1 Maintenance of Existence. Borrower shall cause to be done all things necessary to maintain and preserve its existence and its rights and franchises, and shall comply with all related laws applicable to Borrower in such manner as its counsel shall advise.

                  3.2 Maintenance of Property and Leases. Borrower shall keep its properties in good repair and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto. Borrower shall at all times comply with the provisions of all leases to which it is a party so as to prevent any loss or forfeiture thereof or thereunder.

                  3.3 Insurance. With respect to the Collateral, Borrower shall maintain insurance in amounts and covering risks as is customary among prudent persons engaged in businesses similar to that of Borrower. Unless otherwise specified herein or agreed to in writing by Lender, each casualty insurance policy referred to in the preceding sentence shall name Lender as a named assured and a loss payee as its interest may appear, the parties agreeing that such interest of Lender shall be equal to the total of all amounts owed under the Note.

                  3.4 Compliance with Laws. Borrower shall duly observe and conform to all valid requirements of governmental authorities relating to the conduct of its business or to its property or assets.

         4. Impairment of Security. Borrower shall not without the prior written consent of Lender (a) sell or relocate the Collateral (except that Borrower may sell its inventory in the ordinary course of its business), or assign, pledge or otherwise grant any security interest in the whole or any part of the Collateral to anyone other than Lender and the Superior Secured Parties so long as the Note remains unpaid or (b) take any action which might result in an alteration or impairment of any rights of Lender created by this Agreement.

         5. Handling of Collateral. Lender shall not be required, except at its option, to realize upon the Collateral, to exercise any rights or options of the Borrower pertaining thereto, to keep the Collateral insured, or to do any other thing for the protection, enforcement or


                          PAGE 2 -- SECURITY AGREEMENT
collection of the Collateral. Under no circumstances shall Lender in any way be responsible for failure to act in Borrower's behalf.

         6.       Events of Default.

                  6.1 Default. The occurrence of one or more of the following events (herein called "Events of Default") shall constitute a default under this Agreement:

                           (a)      Borrower's failure to duly and punctually
perform any covenant, condition or agreement to be performed or observed by Borrower contained in this Agreement or the Note; or

                           (b)      Any representation or warranty made by
Borrower in this Agreement proves to be or becomes untrue.

                  6.2 Acceleration. Upon the occurrence of any Event of Default, any amounts owed to Lender by Borrower shall then or any time thereafter, at the option of Lender, become immediately due and payable without notice or demand, and Lender shall have an immediate right to pursue the remedies provided herein and under applicable law.

         7. Remedies. Should there occur an Event of Default hereunder, Lender shall have all remedies provided by law. Without limiting the generality of the foregoing, Lender shall be entitled to transfer the Collateral or cause it to be transferred to Lender or to any purchaser acceptable to Lender upon terms and conditions acceptable to Lender and to assert such other rights and remedies of a secured party under the laws of the United States or the state of Oregon.

         8. Cumulative Rights. The security and the rights provided for in this Agreement are cumulative, and are in addition to any rights or security or remedies of Lender under any other instruments or agreements, or under applicable law.

         9. Expenses. Borrower shall pay the cost of filings a UCC Financing Statement in connection with this Agreement and all expenses, including reasonable fees and out of pocket expenses of legal counsel, which Lender may incur in protecting, defending, or realizing on any part of the Collateral, or in protecting or defending the priority of the security interest created hereby, or in connection with the enforcement of Lender's rights under this Agreement.

         10.      Miscellaneous.

                  10.1 Modifications, Consents, and Waivers. No failure or delay on the part of Lender in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or power preclude any other or further exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any provision to this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and consented to by Lender and Borrower, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.


                          PAGE 3 -- SECURITY AGREEMENT

                  10.2 Notices. All notices and requests in connection with this Agreement shall be in writing and may be given by personal delivery, registered or certified mail, or by private courier, in each case addressed to the parties at their addresses set forth below or to such other address as the party to receive the notice or request shall designate by notice to the other. The effective date of any notice or request shall be three (3) days from the date on which it is deposited in the mail, if mailed, upon delivery if personally delivered, or on the date the courier warrants that delivery will occur, if sent by private courier. Borrower hereby agrees that such notice shall be deemed to meet any requirements of reasonable notice contained in the UCC.

                  10.3 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns, except that Borrower may not assign its rights or delegate its obligations under this Agreement without the prior written consent of Lender.

                  10.4 Headings. Paragraph headings used in this Agreement are for convenience of reference only and shall not affect the constructions of this Agreement.

                  10.5 Severability. The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions of this Agreement unenforceable or invalid.

                  10.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

                  10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Oregon.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                          PAGE 4 -- SECURITY AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

LENDER:                                     BORROWER:

JAMES W. SHIRES and SCOTT CRAWFORD          YAMHILL VALLEY VINEYARDS, INC.

                                            By:
-----------------------------------            ---------------------------------
James W. Shires                                    Denis Burger, President

-----------------------------------
Scott Crawford


                          PAGE 5 -- SECURITY AGREEMENT

                                    EXHIBIT A
                                LEGAL DESCRIPTION

PARCEL I:

Beginning at the Southeast corner of the Southeast Quarter of the Northwest Quarter of Section 10, Township 5 South, Range 5 West of the Willamette Meridian, Yamhill County, Oregon. Said point being also the most Southerly Southwest corner of land owned by Lloyd Bennett and E.E. Goucher and running thence East 15.00 chains to the West line of the John Boyd Donation Land Claim and Southeast corner of said Bennett and Goucher land; thence North along the West line of said Boyd Donation Land Claim and along the extension of said line 16-2/3 chains; thence West 15.00 chains; thence South 16-2/3 chains to the place of beginning, and being a part of the Southeast Quarter of the Northwest Quarter of said Section 10.

PARCEL II:

A tract of land being a portion of the Ralph W. Macy tract as described in deed recorded October 5, 1951 in Book 163, Page 224, Yamhill County Deed Records, being more particularly described as follows, to-wit:

Commencing at the Northwest corner of the Donation Land Claim of John Boyd and wife, Notification No. 2417, Claim No. 58 in Township 5 South, Range 5 West of the Willamette Meridian, Yamhill County, Oregon; thence North 89(degree)54'20" East along the North line of said Macy tract, a distance of 1340.77 feet to an iron pipe and the true POINT OF BEGINNING of the tract being described herein; thence South 0(degree)33'30" West on a line which is parallel to the West line of said Macy tract, a distance of 1318.66 feet to an iron pipe; thence South 60(degree)28' East a distance of 153.26 feet to an iron pipe; thence South 64(degree)44' East a distance of 102.50 feet to an iron pipe; thence South 62(degree)11'30" East a distance of 924.43 feet to an iron pipe set in the Westerly right of way line of County Road No. 431; thence North 21(degree)22' East along said Westerly right of way line a distance of 847.46 feet to an iron pipe; thence along the arc of a 602.96 foot radius curve (the long chord of which bears North 27(degree)14'20" East 123.38 feet) a distance of 123.59 feet to an iron pipe; thence North 0?(degree)02' West a distance of 313.40 feet to an iron pipe set in CSP 4945; thence South 89(degree)23'15" West a distance of
648.02 feet to an iron pipe set in CSP 6231; thence North 0(0)03'20" East a distance of 670.01 feet, more or less, to an iron pipe set on the North line of said Macy tract; thence South 89(degree)16'48" West along the North line of said Macy tract a distance of 458.09 feet to an iron pipe; thence South 89(degree)54'20" West continuing along the North line of said Macy tract a distance of 290.51 feet to the true point of beginning.

PARCEL III:

A tract of land in Section 10, Township 5 South, Range 5 West of the Willamette Meridian in Yamhill County, Oregon, and being a portion of the Ralph W. Macy tract as described in Deed recorded October 5, 1951 in Book 163, Page 224, Yamhill County Deed Records, more particularly described as follows:


                              PAGE 1 -- EXHIBIT A

Beginning at the Northwest corner of the John Boyd and wife Donation Land Claim No. 58, Notification No. 2417, in Township 5 South, Range 5 West of the Willamette Meridian in Yamhill County, Oregon; thence South 0(degree)33'30" West along the West line of said John Boyd Donation Land Claim, 882.61 feet to a point; thence North 85(degree)29' East 314.29 feet; thence North 88(degree)06' East 117.54 feet; thence South 70(degree)36' East 142.63 feet; thence South 60(degree)57' East 146.50 feet; thence South 59(degree)57' East 226.36 feet; thence South 63(degree)21' East 244.08 feet; thence South 60(degree)28' East
265.71 feet to an iron pipe; thence North 0(degree)33'30" East 1318.66 feet to an iron pipe on the North line of the John Boyd Donation Land Claim; thence South 89(degree)54'20" West along the North line of said Claim, 1340.77 feet to the point of beginning.

EXCEPTING THEREFROM the following tract: Beginning at the Northwest corner of the John Boyd and wife Donation Land Claim No. 58, Notification 2417 in Township 5 South, Range 5 West of the Willamette Meridian in Yamhill County, Oregon; Thence North 89(degree)54'20" East 1340.77 feet to an iron pipe; thence South 0(degree)33'30" West 888.66 feet to the true POINT OF BEGINNING of the tract described herein; thence South 0(degree)33'30" West 430 feet to an iron pipe; thence North 60(degree)28' West 265.71 feet to a point; thence North 38(degree)12'34" East 380.53 feet to the true POINT OF BEGINNING.

PARCEL IV:

A tract of land in Section 10, Township 5 South, Range 5 West of the Willamette Meridian in Yamhill County, Oregon and being a portion of the Ralph W. Macy tract as described in Deed recorded October 5, 1951 in Book 163, Page 224, Deed Records of Yamhill County, Oregon, and being more particularly described as follows:

Beginning at the Northwest corner of the John Boyd and wife Donation Land Claim No. 58, Notification No. 2417, in Township 5 South, Range 5 West of the Willamette Meridian in Yamhill County, Oregon; thence North 89(degree)54'20" East 1340.77 feet to an iron pipe; thence South 0(degree)33'30" West 888.66 feet to the true POINT OF BEGINNING of the tract described herein; thence South 0(degree)33'30" West 430 feet to an iron pipe; thence North 60(degree)28' West
265.71 feet to a point; thence North 38(degree)12'34" East 380.53 feet to the true POINT OF BEGINNING.

TOGETHER WITH an easement to be used in common with others for ingress and egress and utility purposes over and across a strip of land 60 feet wide, the South line of said easement strip being described as follows:

Beginning at the Northwest corner of the John Boyd Donation Land Claim No. 58, Notification No. 2417, in Township 5 South, Range 5 West of the Willamette Meridian in Yamhill County, Oregon; thence South 0(degree)33'30" West along the West line of said John Boyd Donation Land Claim No. 58 a distance of 942.61 feet to the true POINT OF BEGINNING of the South line being described; thence North 85(degree)29' East 314.29 feet; thence North 88(degree)06' East 117.54 feet; thence South 70(degree)36 East 142.63 feet; thence South 60(degree)57' East
146.50 feet; thence South 59(degree)57' East 226.86 feet; thence South 63(degree)21' East 244.08 feet; thence South 60(degree)28' East 384.98 feet; thence South 64(degree)44' East 103.31 feet; thence South 62(degree)11'30" East
929.88 feet to a point on the Westerly right of way line of County Road No. 431 and the terminus of the South line herein described.


                              PAGE 2 -- EXHIBIT A

PARCEL V:

Part of the John Boyd Donation Land Claim No. 58 in Section 10, Township 5 South, Range 5 West of the Willamette Meridian in Yamhill County, Oregon, being further described as follows:

Commencing at the Northwest corner of said John Boyd Claim; thence South 00(degree)33'30" West along the West line of said Claim, 942.61 feet to an iron pipe on the South line of a 60 foot wide right of way, being the POINT OF BEGINNING; thence South 00(degree)33'30" West along the West line of said Claim 1115.93 feet; thence South 89(degree)52' East 2314.61 feet to the Westerly right of way line of County Road No. 431; thence North 21(degree)22' East along said road line, 151.08 feet to an iron pipe; thence North 62(degree)11'30" West
929.88 feet to an iron pipe; thence North 64(degree)44' West 103.31 feet to an iron pipe; thence North 60(degree)28' West 384.98 feet to an iron pipe; thence North 63(degree)21' West 244.08 feet to an iron pipe; thence North 59(degree)57' West 226.86 feet to an iron pipe; thence North 60(degree)57' West 146.50 feet to an iron pipe; thence North 70(degree)36' West 142.63 feet to an iron pipe; thence South 88(degree)06' West 117.54 feet to an iron pipe; thence South 85(degree)29' West 314.29 feet to said point of beginning.

PARCEL VI:

A part of the John Boyd Donation Land Claim No. 58 in Section 10, Township 5 South, Range 5 West or the Willamette Meridian in Yamhill County, Oregon, being further described as follows:

Commencing at the Northwest corner of the John Boyd Donation Land Claim No. 58, Notification No. 2417, in Township 5 South, Range 5 West of the Willamette Meridian, County of Yamhill, State of Oregon; thence South 0(degree)33'30" West along the West line of said John Boyd Donation Land Claim No. 58 a distance of
942.61 feet to the true POINT OF BEGINNING; thence North 85(degree)29' East
314.29 feet; thence North 88(degree)06' East 117.54 feet; thence South 70(degree)36' East 142.63 feet; thence South 60(degree)57' East 146.50 feet; thence South 59(degree)57' East 226.86 feet; thence South 63(degree)21' East
244.08 feet; thence South 60(degree)28' East 384.98 feet; thence South 64(degree)44' East 103.31 feet; thence South 62(degree)11'30" East 929.88 feet to a point on the Westerly right of way line of County Road No. 431; thence Northeasterly along the right of way line of County Road No. 431, 60 feet, more or less, to the most Easterly Northeast corner of that tract of land conveyed to Eugene J. Schmidt, et ux, by Deed recorded January 25, 1979 in Film Volume 136, Page 1461, Deed and Mortgage Records; thence along the North line of the Schmidt tract, North 62(degree)11'30" West 924.43 feet to an iron pipe; thence North 64(degree)44' West 102.50 feet to an iron pipe; thence North 60(degree)28' West
153.26 feet to an angle corner of the Schmidt tract; thence North 60(degree)28' West 265.71 feet; thence North 63(degree)21' West 244.08 feet; thence North 59(degree)57' West 226.86 feet; thence North 60(degree)57' West 146.50 feet; thence North 70(degree)36' West 142.63 feet; thence South 88(degree)06' West
117.54 feet; thence South 85(degree)29' West 314.29 feet to the West line of the John Boyd Donation Land Claim; thence South 0(degree)33'30" West along the Donation Land Claim line 60 feet, more or less, to the true POINT OF BEGINNING.


                              PAGE 3 -- EXHIBIT A